Exhibit 10.1

                              THE GILLETTE COMPANY
                           DEFERRED COMPENSATION PLAN
                            (effective June 1, 2004)

1. Purpose. The Gillette Company Deferred Compensation Plan (the "Plan") has been adopted by The Gillette Company (the "Company") to enable certain executive employees of the Company and its Participating Subsidiaries to defer a portion of their compensation on a tax-effective basis in addition to their eligible savings under The Gillette Company Employees' Savings Plan (the "Savings Plan") and The Gillette Company Supplemental Savings Plan.

     The Plan is intended to constitute an unfunded plan of deferred compensation described in Sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and in Sections 3121(v)(2) and 3306(r)(2) of the Internal Revenue Code of 1986, as amended ("Code").

     Under the terms of the Plan as approved by the Company's Board of Directors, eligible employees may elect to defer salary and incentive bonus. This document, which is effective June 1, 2004, addresses the salary deferral feature of the Plan.

2. Eligible Employees. Employees of the Company and Participating Subsidiaries who are full-time or part-time regular employees, have a job grade or a personal grade of 21 or above, and who are generally treated by The Gillette Company as a United States employee for employment and benefit purposes, are eligible to participate in this Plan for any calendar year.

3. Plan Features. Eligible employees who elect to participate in the Plan ("Participants") may defer a portion of their salary ("Deferred Salary").

4. Recordkeeper. The day-to-day recordkeeping and administrative functions with respect to the Plan shall be performed by a person or persons appointed by the Committee ("Recordkeeper"). In accordance with procedures determined by the Committee, Participants' elections under the Plan may be made by way of written, telephonic or electronic instruction to the Recordkeeper.

5.   Administration.  The  Plan  shall  be  administered  by  the  Savings  Plan
     Committee appointed by the Board of Directors of the Company (the "Committee"), which shall have the discretionary power and authority to construe and interpret the provisions of the Plan, to determine the eligibility of employees to participate in the Plan and the amount and timing of payment of any benefits due under the Plan, and to determine all other matters in carrying out the intended purposes of the Plan. In administering this Plan, including but not limited to considering appeals from the denial of claims for benefits and issuing decisions thereon, rules and procedures substantially similar to those set forth in the Savings Plan shall govern.

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     Subsequent  to a Change  in  Control  of the  Company,  the  Plan  shall be administered by the trustee of the trust established by the Company for the purposes of satisfying the Company's payment obligations under the Plan (the "Trustee"). The Trustee shall be appointed by and serve at the pleasure of the Committee, but may not be removed following a Change in Control of the Company until all the Company's obligations under the Plan have been satisfied.

6. Construction of Terms. Except as expressly provided in this Plan to the contrary, capitalized terms referenced herein shall have the same meanings as are applied to such terms in the Savings Plan as in effect from time to time.

7.   Deferred Salary.

     (a) An eligible employee may elect to defer, in whole percentages, up to 60% of his or her gross salary.

     (b) A Participant may defer his or her salary on a pre-tax basis until termination of employment or a later elected date as provided in this Plan if termination is by reason of retirement or determination of Total and Permanent Disability status.

     (c) The Deferred Salary will be recorded in an account maintained by the Recordkeeper, entitled the "Deferred Salary Account". A Participant shall always be fully vested in amounts credited to the Deferred Salary Account maintained for such Participant.

     (d) A salary deferral election will become effective as of the next practicable payroll period following receipt by the Recordkeeper in such time and manner as prescribed by the Committee.

     (e) A Participant may at any time change or discontinue his or her salary deferral election, effective as of the next practicable payroll period following receipt by the Recordkeeper in such time and manner as prescribed by the Committee.

     (f) Such change in salary deferral election shall operate prospectively and shall have no effect on prior deferrals under this Plan. An individual who has previously participated in the Plan shall be considered a Participant for the purposes of the Plan until final distribution is made of amounts credited to his or her Deferred Salary Account.

8.   Additional Credits to Deferred Salary Accounts.

     (a) The Committee shall, from time to time, select one or more of the Investment Funds from the Savings Plan ("Investment Fund") for Participants to elect to have their Deferred Salary deemed invested.

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     (b)  Each  Participant,  upon electing to  participate  in the Plan,  shall designate the Investment Fund or Funds with respect to which such Participant's Deferred Salary shall be deemed invested, in such a time and manner prescribed by the Committee for such purpose. The election shall be in whole percentage increments of each such Investment Fund. A Participant's election shall remain in effect with respect to all future Deferred Salary unless and until changed by the Participant in accordance with Section 8(c) below.

          If a Participant fails to make an election hereunder, all of his or her Deferred Salary shall be deemed invested in a Money Market Fund until the Participant makes an election hereunder.

     (c) A Participant may change the Investment Fund or Funds in which his or her future Deferred Salary is deemed to be invested. Such change in election shall be effective as of the close of the Business Day on which the Recordkeeper receives such instruction or, if such instruction is received after the close of a Business Day, as of the close of the next following Business Day.

     (d) Amounts recorded in the Deferred Salary Account maintained for each Participant shall be credited or debited with amounts equivalent to gains or losses realized by the Investment Funds in which the Participant elects to have his or her Deferred Salary deemed invested from time to time.

     (e) Subject to the limitations set forth in paragraphs (i) and (ii) below, a Participant may elect at any time to have amounts credited to his or her Deferred Salary Account transferred from any Investment Fund to any of the other Investment Funds, by designating the percentage of the Deferred Salary Account invested in the transferring Investment Fund to be transferred (in whole percentage increments) and the percentage of such transferred amount to be invested in the receiving Investment Fund or Funds (in whole percentage increments). Such transfer election shall be effective, and the applicable Investment Funds shall be valued for the purpose of implementing such election, as of the close of the Business Day on which the Recordkeeper receives such instruction or, if such instruction is received after the close of a Business Day, as of the close of the next following Business Day.

          Elections by Participants under this Section 8(e) shall be limited in the following respects:

          (i) The minimum amount that may be deemed transferred from any Investment Fund shall be $250 or, if less, the entire balance of the Participant's Deferred Salary Account deemed invested in such Investment Fund.

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          (ii) The Committee may in its discretion limit the number of transfers that may be made to or from any Investment Fund at any time. The Committee also shall have the discretionary right to suspend the availability of transfers among any or all of the Investment Funds at any time without prior notice to Participants.

     (f) Notwithstanding any other provision of the Plan to the contrary, in the event of a Change of Control, the Trustee shall have the authority to prescribe alternative investment funds in which Participants' accounts under this Plan shall be deemed invested; provided, however, that (i) if Participants retain the right to designate the investment funds for deemed investment of their respective accounts, then the investment funds selected by the Trustee shall include at least an Equity Index Fund and a Money Market Fund, and (ii) if Participants are no longer entitled to designate the investment funds for deemed investment of their respective accounts, then all accounts under this Plan shall automatically be deemed invested in a Money Market Fund pending distribution in accordance with Section 9 below.

9.   Payments from Deferred Salary Account.

     (a) Except as otherwise provided in this Section, no amounts shall be payable under the Plan to any Participant while he or she is employed by the Company or any Participating Subsidiary. Unless an election is made in accordance with Section 9(b) or (c) below or unless Section 9(d) below applies, all amounts credited to a Participant's Deferred Salary Account shall be paid in a single lump sum as soon as practicable following the termination of the Participant's employment with the Company and all Participating Subsidiaries, valued as of the first business day following such termination date.

     (b) A Participant may elect to defer payment of his or her Deferred Salary Account to the first business day of the month coincident with or next following the 1st to 10th anniversary of the Participant's termination of employment with the Company and all Participating Subsidiaries, provided (i) the Participant's termination of employment is on account of Retirement or Total and Permanent Disability, and (ii) the Participant's deferral election is made at least six months prior to the date of such termination. Such deferred payment shall be valued as of the first business day following the 1st to 10th anniversary, as applicable, of the Participant's termination of employment, and shall be made in a single lump sum as soon as practicable thereafter. Pending final distribution, the Participant's Deferred Salary Account shall continue to be credited or debited with amounts equivalent to gains and losses realized by the Investment Funds in which such account is invested from time to time.

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     (c)  A  Participant  may elect to receive  payment of his  Deferred  Salary
          Account in the form of two to ten annual installments commencing in the calendar year following the year of the Participant's termination of employment with the Company and all Participating Subsidiaries, provided (i) the Participant's termination of employment is on account of Retirement or Total and Permanent Disability, and (ii) the Participant's installment payment election is made at least six months prior to the date of such termination. Each installment payment shall be valued as of the close of the first business day of the month following the applicable anniversary of the Participant's termination of employment, and shall be paid as soon as practicable thereafter. Pending final distribution, the remaining balance in the Participant's Deferred Salary Account shall continue to be credited or debited with amounts equivalent to gains and losses realized by the Investment Funds in which such account is invested from time to time.

     (d) Prior to the occurrence of a Change of Control, in accordance with rules prescribed by the Committee, a Participant making a deferral election pursuant to Section 9(b) above or an installment election pursuant to Section 9(c) above may provide for the revocation of such deferral or installment election in the event of a Change of Control and for the payment by the Company of the Participant's Deferred Salary Account in a single lump sum as soon as practicable following the Change of Control valued as of the close of the Business Day on which the Change of Control occurs, or another date if so directed by the Committee or the Trustee.

          In the absence of a Participant's affirmative direction to retain a deferral or installment election, in the event of a Change of Control the Participant's Deferred Salary Account will be paid by the Company in a single lump sum as soon as practicable following the Change of Control valued as of the close of the Business Day on which the Change of Control occurs, or another date if so directed by the Committee or the Trustee.

     (e) In the event of the death of a Participant, whether or not then employed by the Company or a Participating Subsidiary, all amounts credited to the Participant's Deferred Salary Account shall be paid to the Participant's estate in a single lump sum valued the first business day of the month following the date of death.

     (f) All determinations of value of Participants' Deferred Salary Accounts shall be made in accordance with the relevant provisions of the Savings Plan.

     (g) All payments under the Plan shall be subject to any required withholding of Federal, state and local taxes.

     (h) The opportunity provided to a Participant to defer payment of his or her compensation beyond termination of employment shall serve as partial

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          consideration for a settlement of all claims which the Participant may have against the Company, its Subsidiaries, employees and agents and shall be subject to execution by the Participant of a release and settlement agreement in a form prescribed by the Committee.

10. Source of Payments. All amounts payable under the Plan shall be paid by the Company and Participating Subsidiaries from their general assets. No Participant shall have any right to or interest in any assets of the Company or any Participating Subsidiary other than as an unsecured general creditor, and no separate fund shall be established in which any Participant has any right or interest. The foregoing shall not prevent the Company or any Subsidiary from establishing one or more funds from which payments under the Plan shall be made, including but not limited to circumstances under which payments are to be made following a Change of Control.

11. Plan Amendment and Termination. The Plan may be amended or terminated by the Company at any time and in any manner prior to the happening of any event in connection with or in anticipation of a Change of Control that actually occurs, provided that no amendment or termination shall adversely affect the rights and benefits of Participants with respect to Compensation deferred pursuant to the Plan prior to such action. After the happening of any event in connection with or in anticipation of a Change of Control that actually occurs: (a) no amendment shall be made which adversely affects the rights and benefits of Participants with respect to compensation deferred or benefits accrued pursuant to the Plan prior to such amendment; and (b) no amendment may be made with respect to any provision of the Plan which becomes operative upon a Change of Control.

12. No Right of Employment. The adoption and operation of this Plan shall not create in any Participant a right of continued employment with the Company or any Subsidiary.

13. No Assignment of Interest. The interest of any Participant under the Plan may not be assigned, alienated, encumbered or otherwise transferred, and shall not be subject to attachment, garnishment, execution or levy; and any attempted assignment, alienation, encumbrance, transfer, attachment, garnishment, execution or levy shall be void and of no force or effect.


                                     THE GILLETTE COMPANY



Date:    June 1, 2004                By: /s/ Edward E. Guillet
                                        --------------------------------
                                        Edward E. Guillet
                                        Senior Vice President - Human Resources

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